UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Allakos Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38582	45-4798831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Industrial Road, Suite 500
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 597-5002

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ALLK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 31, 2024, Craig Paterson, M.D. informed Allakos Inc. (the “Company”) of his decision to retire from his position as the Chief Medical Officer of the Company effective February 9, 2024 and has agreed to assist the Company in making an orderly transition of his responsibilities to his successor. Dr. Paterson’s departure is voluntary and is not the result of any disagreement with or about the Company, its operations, policies or practices. The Company thanks Dr. Paterson for his service and wishes him well in his future endeavors.

The Company is appointing Chin Lee, M.D., M.P.H. as Chief Medical Officer of the Company effective February 9, 2024. Dr. Lee currently serves as the Company’s Executive Vice President, Clinical Development leading our AK006 development program. Dr. Lee brings more than 17 years of clinical research and development experience in the biopharmaceutical industry. Prior to joining the Company, Dr. Lee served as Chief Medical Officer at Connect Biopharma. Prior to joining Connect Biopharma, Dr. Lee was Vice President, Head of Clinical Science, and Chief Medical Officer at Theravance Biopharma, Inc. Prior to joining Theravance, Dr. Lee was Lead Group Medical Director within the Genentech Research & Early Development (gRED) group at Genentech, Inc. Prior to joining Genentech, Dr. Lee held roles of increasing responsibility at Eli Lilly & Company, serving most recently as Global Senior Medical Director for the Immunology Therapeutic Area. Prior to joining Eli Lilly, Dr. Lee served as Associate Medical Director, Immunoscience Group, at Abbott Laboratories. Dr. Lee has successfully led the submission of global regulatory filings and product commercialization across multiple autoimmune and immunology disease indications. Dr. Lee holds a B.S. in Biology and an M.D. from the University of North Carolina at Chapel Hill and an M.P.H. from Northwestern University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allakos Inc.

Date:	February 2, 2024	By:	/s/ H. Baird Radford, III
H. Baird Radford, III Chief Financial Officer